Exhibit 99
                            U.S Department of Justice

                        United States Trustee, Region 10
                    Central & Southern Districts of Illinois
                    Northern & Southern Districts of Indiana

                        101 West Ohio Street, Suite 1000
                           Indianapolis, Indiana 46204
                         317/226-6101 ~ Fax 317/226-6356

                 Office of the United States Trustee- Region 10
                              Indianapolis, Indiana

                                 Monthly Report
                                       For
                  Debtors-in-Possession and Chapter 11 Trustees


Each month all Chapter 11 debtors must file two copies of this report with the Bankruptcy Clerk. The report must be filed with the attached reports identified below, ready for distribution to the U.S. Trustee no later than the 15th day of month following the end of the calendar month covered by this report.


                                           For the month ended: January 31, 2005

                                         Date Bankruptcy filed: October 26, 2004


Debtor Names:     ATA Holdings Corp.              Case Numbers:       04-19866
                  ATA Airlines, Inc.                                  04-19868
                  Ambassadair Travel Club, Inc.                       04-19869
                  ATA Leisure Corp.                                   04-19870
                  Amber Travel, Inc.                                  04-19871
                  American Trans Air Execujet, Inc.                   04-19872
                  ATA Cargo, Inc.                                     04-19873
                  Chicago Express Airlines, Inc.                      04-19874


Previously Required Documents      ATTACHED                          SUBMITTED
                                   --------                          ---------

1. Monthly Income Statement           X                                  X
   P&L1)
2. Monthly Cash Flow Report           X                                  X
   (CF1; 3 pages)
3. Statement of Operations            X                                  X
   (Oprept)
4. Other reports/documents as         X                                  X
   required by the U.S. Trustee

The undersigned certifies under penalty of perjury that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information, and belief.

By /s/ Wisty B. Malone                Dated:                     28-Feb-05
  (Name)
Vice President and Controller         Debtor's telephone number: (317)-282-4000
  (Title)

Reports prepared by: Wisty B. Malone, Vice President and Controller
                     (Name)           (Title)

                            U.S Department of Justice

                        United States Trustee, Region 10
                    Central & Southern Districts of Illinois
                    Northern & Southern Districts of Indiana

                        101 West Ohio Street, Suite 1000
                           Indianapolis, Indiana 46204
                         317/226-6101 ~ Fax 317/226-6356

                 Office of the United States Trustee- Region 10
                              Indianapolis, Indiana


                             Statement of Operations
                      For the Month ended January 31, 2005


Debtor Names: ATA Holdings Corp.                     Case Numbers: 04-19866
ATA Airlines, Inc.                                                 04-19868
Ambassadair Travel Club, Inc.                                      04-19869
ATA Leisure Corp.                                                  04-19870
Amber Travel, Inc.                                                 04-19871
American Trans Air Execujet, Inc.                                  04-19872
ATA Cargo, Inc.                                                    04-19873
Chicago Express Airlines, Inc.                                     04-19874

1. What efforts have been made toward the presentation of a plan to creditors?

Officers of ATA Airlines as well as representatives of the Creditors' Committee and Southwest Airlines formed a search committee and engaged an executive search firm for the purpose of recruiting a new Chief Executive Officer. Members of ATA management met with financial advisors to the Creditors' Committee on January 18 and 19 to provide an update on business operations. On January 26, ATA announced a significant change to its business plan by reducing its Indianapolis flight schedule due to increased capacity in the market. Prior to making this announcement ATA met in Indianapolis with members of the Creditors' Committee and advisors to the Creditors' Committee, officers of Southwest Airlines, and representatives of the Air Transportation Stabilization Board to discuss this change in business. Based on this change, ATA believes it will require approximately six fewer jet aircraft for its business operations. ATA announced it would begin marketing Chicago Express Airlines, Inc. and that absent a qualified buyer and offer that would bring value to the estates and creditors, the operations of Chicago Express Airlines, Inc. would be shut down on or around the end of March 2005. On January 27, members of ATA management met with the leadership of its cockpit and flight attendant unions to discuss the company's need for labor concessions.

2. Has the Debtor in possession made any payments on the pre-petition unsecured debt since the filing of the bankruptcy?
________ NO
___X____ YES - If yes, thenidentify to whom the payment was made, the date paid, and the amount(s).
         *Refer to Attachment A

3. Provide a brief narrative covering any significant events which occurred this past month.

ATA held the continuation of its 341 meeting on January 11. ATA announced several management changes, including appointments to the positions of Chief Financial Officer, Chief Restructuring Officer, Co-Chief Restructuring Officer and Treasurer. On January 16, ATA began selling seats throught its code share arrangement with Southwest Airlines.

4. List the face value of accounts receivable as of the bankruptcy filing date, $154,188,000.
List the face value of accounts receivable at filing date that are still outstanding as of 1/31/2005, $33,307,680.
What amount of these receivables is considered uncollectible? $1,841,130.

5. If assets have been sold this month on other than the ordinary course of business. Provide the following information:

a. assets(s) sold:                    none

b. date of sale:

c. sales price:

d. net amount received:

6. List payments made to principals, executives, or insiders (this includes draws or cash withdrawals by individuals or partners. dividends, lease payments on property owned by insider, loans, gross salaries, etc.)

Payee Name            Position                        Amount        Explanation
----------            --------                        ------        -----------
Allen J Moebius       Related to Officer             $ 4,593             Salary
---------------       ------------------             -------             ------
Eugene J Moebius      Related to Officer               4,916             Salary
----------------      ------------------               -----             ------
Gordon D Moebius      Related to Officer               6,438             Salary
----------------      ------------------               -----             ------
                      Chairman, Chief Executive
J George Mikelsons    Officer & President             47,625             Salary
------------------    -------------------             ------             ------
Muriel M Mikelsons    Related to Officer               3,265             Salary
------------------    ------------------               -----             ------

James W Hlavacek      Vice Chairman                   24,231             Salary
----------------      -------------                   ------             ------
                      Senior Vice President
William Dale Beal     Operations                      20,913             Salary
-----------------     ----------                      ------             ------
                      Senior Vice President
William F O'Donnell   Human Resources                  5,504             Salary
-------------------   ---------------                  -----             ------
                      Executive Vice President &
Gilbert F Viets       Chief Restructuring Officer     25,405             Salary
---------------       ---------------------------     ------             ------
                      Senior Vice President
John B Happ           Marketing & Sales               19,346             Salary
-----------           -----------------               ------             ------
Claude Willis         Non-employee Director           13,500     Director's Fee
-------------         ---------------------           ------     --------------
Byron Johnson         Non-employee Director           16,000     Director's Fee
-------------         ---------------------           ------     --------------
Andrejs Stipnieks     Non-employee Director           11,500     Director's Fee
-----------------     ---------------------           ------     --------------
Robert Able           Non-employee Director           13,000     Director's Fee
-----------           ---------------------           ------     --------------
BETACO                                              $ 74,686      Lease Related
------                ---------------------         --------      -------------

7. Schedule insurance coverage.

                    Type of Policy                        Expiration Date

 *Refer to Attachment B


Has any insurance coverage either been reduced or allowed to lapse during this month? If so, explain what changes have taken place. Refer to Attachment B.

If any insurance coverage will expire within 60 days from this report, explain what steps are being taken to renew existing policies or to acquire new insurance coverage. Provide the United States Trustee with a new certificate. *Refer to Attachment B.

8. Schedule of changes in personnel.

   a. Total number of employees
      at beginning of this period, 12/31/2004       6,181                   727

   b. Number hired during period.                     36                     55

   c. Number terminated or resigned.                (298)                  (120)
                                                    -----                   ---
   d. Total number of employees on
      payroll at the end of this period.            5,919                   662
                                                    =====                   ===

                       OFFICE OF THE US TRUSTEE-REGION 10
                       ATA HOLDINGS CORP. AND SUBSIDIARIES
                            MONTHLY CASH FLOW REPORT
                      for the month ended January 31, 2005
                             (Dollars in thousands)

                                                                January 31
                                                                   2005
                                                          ---------------------
                                                                (Unaudited)
 Operating activities:

 Net income (loss) before reorganization expense          $            (22,158)
 Reorganization Items, net                                              (1,584)
 Adjustments to reconcile net income (loss)
  to net cash provided by (used in) operating activities:
  Depreciation and amortization                                           4,098
  Aircraft impairments and retirements                                      189
  Other non-cash items                                                     (17)
 Changes in operating assets and liabilities:

  Receivables                                                           (7,189)
  Inventories                                                              975
  Prepaid expenses                                                      (5,539)
  Accounts payable                                                        (488)
  Air traffic liabilities                                               (4,230)
  Liabilities subject to compromise                                      20,531
  Accrued expenses                                                        4,725
                                                          ---------------------
Net cash (used in) operating activities                                (10,687)
                                                          ---------------------
 Investing activities:
 Aircraft pre-delivery deposits                                               -
 Capital expenditures                                                   (1,201)
 Noncurrent prepaid aircraft rent                                       (4,943)
 (Additions) reductions to other assets                                   (146)
 Proceeds from sales of property and equipment                              159
                                                          ---------------------
Net cash (used in) investing activities                                 (6,131)
                                                          ---------------------
 Financing activities:
 Proceeds from DIP Financing                                                  -
 Payments on short-term debt and long-term debt                            (60)
 Decrease (increase) in restricted cash                                     697
                                                          ---------------------
    Net cash provided by financing activities                               637
                                                          ---------------------
 Decrease in cash and cash equivalents                                 (16,181)
 Cash and cash equivalents, beginning of period                         139,652
                                                          ---------------------
Cash and cash equivalents, end of period                  $             123,471
                                                          =====================

Cash Flow Summary

 Cash at 12/31/2004                                                     139,652
 Receipts                                                               101,285
 Disbursements                                                        (117,466)
                                                          ---------------------
Cash at 01/31/2005                                        $             123,471
                                                          =====================


Note: These consolidated financial statements are unaudited and preliminary and do not include footnote disclosures. They include certain estimates that were based on information available at the time of filing, and are subject to change. The financial statements will be included as a component of ATA Holdings Corp. and subsidiaries first quarter 2005 unaudited consolidated financial statements required to be filed with the Quarterly Report on Form 10Q with the Securities and Exchange Commission by May 16, 2005.

                       OFFICE OF THE US TRUSTEE-REGION 10
                            MONTHLY CASH FLOW REPORT
                      For the Month ended January 31, 2005


STATUS OF TAXES

                                           ADJUSTED             **AMOUNT
                                          BEGINNING              WITHHELD            AMOUNT                  ENDING
                                        *TAX LIABILITY         OR \ACCRUED            PAID                TAX LIABILITY
FEDERAL

withholding                         $        1,400         $    2,819,504       $   (2,820,905)             $           -
FICA-employee and employer                 637,362              3,922,211           (3,416,851)                 1,142,722
unemployment                                     5                154,878             (154,883)                       (0)
income                                           -                                            -                        -
1 excise tax on transportation           6,011,278              5,663,079           (5,769,749)                 5,904,608
2 passenger facility charges             1,906,853              1,820,969           (1,907,129)                 1,820,693
3 US passenger security fee              1,482,258              1,384,792           (1,478,808)                 1,388,242
3 customs and immigration Fees             645,514                158,486             (643,178)                   160,822
3 APHIS fees                               161,377                 74,943             (159,166)                    77,153
APHIS by aircraft                           32,495                 14,140              (32,495)                    14,140

a. subtotal                         $   10,878,541         $   16,013,002       $  (16,383,163)             $  10,508,380
                                    ==============         ==============       ==============              =============

STATE & LOCAL

withholding                         $          364         $      714,614       $     (715,123)             $      (145)
sales/use tax                              142,584                 47,930                 (295)                  190,219
unemployment                                15,733              1,082,425           (1,075,596)                   22,562
income                                           -               (43,050)              (43,050)                        -
other real property                        631,790                 28,786                     -                  660,576
personal property                                -              1,724,450             (288,793)                1,435,657
b.subtotal                          $      790,471         $    3,555,155       $   (2,122,857)             $  2,308,869
                                    ==============         ==============       ==============              ============
FOREIGN
c.subtotal                          $    3,326,726         $    1,569,099       $   (1,141,200)             $  3,754,625
                                    ==============         ==============       ==============              ============

TOTAL TAXES PAID-from a., b.& c. above                                          $  (19,647,219)
                                                                                ==============
(this sum is to be listed on page 1, as tax payments)

Explain the reason for any past due post-petition taxes:     N/A


1 Excise taxes are collected from the passenger and held in a separate segregated corporate account entitled "IRS Trust Tax Funds."

2 Passenger facility charges are collected from the passenger and held in a separate segregated corporate account entitled "PFC Trust Funds Account."

3 US Passenger security fees, USDA APHIS fee (Animal & Plant Health Inspection Service), US Customs - Air passenger user fee, and Immigration & Naturalization Service - Inspection fee are collected from the passenger and are held in a separate segregated corporate account entitled "US Government Trust Funds."

*The beginning tax liability represents liabilities which the Company has received authorization and intends to pay as well as liabilities incurred post-petition.

**Includes adjustments.

                     OFFICE OF THE U.S. TRUSTEE- REGION 10

                      ATA HOLDINGS CORP. AND SUBSIDIARIES
                          AGING SCHEDULES FOR PAYABLES

                      for the month ended January 31, 2005


                       Current     31-60 days    61-90 days  91 & over   Total
                    ( 0-30 days )
                     -----------   ---------     ---------  --------  ---------
Accounts Payable1

Post-Petition only   $3,663,298     2,650,470     333,367    427,578  $7,074,714
                     ----------     ---------     -------   --------  ----------



Post Petition Bank  Bank Name   Account Number  Beginning Balance Ending Balance
                    ---------   --------------  ----------------- --------------

* Refer to Attachment C




Cash Disbursements by Company

   Company Name                                  Disbursement Amount

   ATA Holdings Corp.                              $           -
                                                   -------------

   ATA Airlines, Inc.                                111,368,603
                                                   -------------
   Ambassadair Travel Club, Inc.                       1,357,145
                                                   -------------
   ATA Leisure Corp.                                           -

   Amber Travel, Inc.                                        969
                                                   -------------
   American Trans Air Execujet, Inc.                     185,636
                                                   -------------
   ATA Cargo, Inc.                                       255,076
                                                   -------------
   Chicago Express Airlines, Inc.                      4,298,203
                                                   -------------

      Total                                        $ 117,465,632
                                                   =============



1 Accounts Payable balances are aged based on invoice date, not due date, and represent all post-petition invoices in the Accounts Payable System.

                       OFFICE OF THE US TRUSTEE-REGION 10
                       ATA HOLDINGS CORP. AND SUBSIDIARIES
                            MONTHLY INCOME STATEMENT
                            for the month ended January 31, 2005
                            (Dollars in thousands, except per share data)



                                                January 31,
                                                   2005            Year to Date
                                               -----------        -------------
                                                 (Unaudited)        (Unaudited)
 Operating revenues:
 Scheduled service                            $     60,365       $    60,365
 Charter                                            38,781            38,781
 Ground package                                      1,960             1,960
 Other                                               3,999             3,999
                                               -----------        -------------
 Total operating revenues                          105,105           105,105
                                               -----------        -------------
 Operating expenses:
   Salaries, wages and benefits                     35,680            35,680
   Fuel and oil                                     30,094            30,094
   Aircraft rentals                                 16,038            16,038
   Handling, landing and navigationfee              11,042            11,042
   Aircraft maintenance, materials and repairs       5,706             5,706
   Depreciation and amortization                     4,098             4,098
   Crew and other employee travel                    3,589             3,589
   Passenger service                                 3,246             3,246
   Other selling expenses                            2,953             2,953
   Commissions                                       2,670             2,670
   Facilities and other rentals                      2,378             2,378
   Ground package cost                               1,673             1,673
   Insurance                                         1,539             1,539
   Advertising                                         612               612
   Aircraft impairments and retirements                189               189
   Other                                             5,296             5,296
 Total operating expenses                          126,803           126,803
                                               -----------        -------------
 Operating income (loss)                           (21,698)          (21,698)

 Other income (expense):
   Interest income                                     142               142
   Interest expense                                   (525)             (525)
   Reorganization expenses                          (1,584)           (1,584)
   Other                                               (77)              (77)
                                               -----------        -------------
 Other expense                                      (2,044)           (2,044)
                                               -----------        -------------
 Income (loss) before income taxes                 (23,742)          (23,742)

 Income taxes                                          -                 -
 Net income (loss)                                 (23,742)          (23,742)
                                               -----------        -------------
 Preferred stock dividends                             -                 -
                                               -----------        -------------

Income(loss)available to common shareholders  $    (23,742)      $   (23,742)
                                               ===========        =============
 Basic earnings per common share:
 Average shares outstanding                     11,824,287           11,824,287
 Net income (loss) per share                  $     (2.01)       $       (2.01)
                                               ===========        =============
 Diluted earnings per common share:
 Average shares outstanding                     11,824,287           11,824,287
 Net income (loss) per share                  $     (2.01)       $       (2.01)
                                               ===========        =============



Note: These consolidated financial statements are unaudited and preliminary and do not include footnote disclosures. They include certain estimates that were based on information available at the time of filing, and are subject to change. The financial statements will be included as a component of ATA Holdings Corp. and subsidiaries first quarter 2005 unaudited consolidated financial statements required to be filed with the Quarterly Report on Form 10Q with the Securities and Exchange Commission by May 16, 2005.

                       OFFICE OF THE US TRUSTEE-REGION 10
                       ATA HOLDINGS CORP. AND SUBSIDIARIES
                              MONTHLY BALANCE SHEET

                      for the month ended January 31, 2005
                             (Dollars in thousands)


                                                                    January 31,
                                                                        2005
                                                                    -----------
                                 ASSETS                            (Unaudited)
Current assets:
     Cash and cash equivalents                     $                   123,471
     Receivables, net of allowance for doubtful accounts
     (2005 - $2,745; 2004 - $2,608)                                    125,996
     Inventories, net                                                   42,741
     Prepaid expenses and other current assets                          44,786
                                                                    -----------
Total current assets                                                   336,994

Property and equipment:
     Flight equipment                                                  199,273
     Facilities and ground equipment                                   147,611
                                                                    -----------
                                                                       346,884
     Accumulated depreciation                                         (167,176)
                                                                    -----------
                                                                       179,708

Restricted cash                                                         31,571
Goodwill                                                                 8,488
Prepaid aircraft rent                                                   56,974
Investment in BATA                                                       6,818
Deposits and other assets                                               27,064
                                                                    -----------
Total assets                                       $                   647,617
                                                                    ===========

                      LIABILITIES AND SHAREHOLDERS' DEFICIT

Current liabilities:
    Long-term debt in default                      $                        -
    Current maturities on long-term debt                                41,000
    Accounts payable                                                     7,075
    Air traffic liabilities                                             85,657
    Accrued expenses                                                   126,755
                                                                    -----------
Total current liabilities                                              260,487

Long-term debt, less current maturities and long-term debt in default       -
Deferred gains from sale and leaseback of aircraft                          -
Other deferred items                                                    31,220
Mandatorily redeemable preferred stock; authorized and issued 500 shares    -
                                                                    -----------
Total liabilities                                                      291,707

Liabilities subject to compromise                                    1,258,795

Commitments and contingencies

Convertible redeemable preferred stock -
subject to compromise; authorized and issued 300 shares                 30,000

Shareholders' deficit:
    Preferred stock; authorized 9,999,200 shares; none issued               -
    Common stock, without par value; authorized 30,000,000 shares;
     issued 13,535,727 - 2005; 13,535,727 - 2004                        66,013
    Treasury stock; 1,711,440 shares - 2005; 1,711,440 shares - 2004   (24,778)
    Additional paid-in capital                                          18,166
    Accumulated deficit                                               (992,286)
                                                                    -----------
Total shareholders' deficit                                           (932,885)
                                                                    -----------
Total liabilities and shareholders' deficit        $                   647,617
                                                                    ===========


Note: These consolidated financial statements are unaudited and preliminary and do not include footnote disclosures. They include certain estimates that were based on information available at the time of filing, and are subject to change. The financial statements will be included as a component of ATA Holdings Corp. and subsidiaries first quarter 2005 unaudited consolidated financial statements required to be filed with the Quarterly Report on Form 10Q with the Securities and Exchange Commission by May 16, 2005.

ATA Holding Corp.
Cash Payments to  Bankruptcy  Professionals
Payments made in January 2005

                                                 -------          -------------
                                                 Amount           Cleared Date
                                                 -------          -------------
BMC                                              373,918            1/11/2005

Paul, Hastings, Janofsky                          26,436            1/20/2005
                                                 -------
Total                                            400,354
                                                 =======

Attachment A:  Summary of Pre-Petition Payments made during January 2005


   Paid In Accordance With:                                          Amount

   Clearinghouse / Interline Agreements Motion              $           -

   Specific Court Approval                                           96,980

   Customer Programs Motion or Employee Obligations Motion          333,873

   Insurance Motion                                                   4,296

   Not Asset of Estate or  Tax Motion                               419,265

   Airport Fees Motion                                                  161
                                                            ---------------
                          Total Pre-Petition Payments       $       854,575
                                                            ===============

                                             Attachment B: Schedule of Insurance Coverage


Insurer                                              Expiration Date               Purpose
-------                                              ---------------               -------

Chubb Custom Insurance Co.                            January 1, 2005              Foreign Auto Coverage (Jamaica)
                                                                                   *Policy cancelled due to sale of automobile and
                                                                                   cancellation of service.

Zurich American Insurance Co.                        February 15, 2006             Liability for bodily injury and property damage
                                                                                   resulting form Travel Agency/Tour Operations

National Union Fire Insurance Co. of Pittsburgh,     Extended to 3/31/05           Directors and Officers liability (primary layer)
PA                                                                                 *Full renewal process underway

Great American                                       Extended to 3/31/05           Directors and Officers liability (excess layer)
                                                                                   *Full renewal process underway

Federal Insurance Company (Chubb)                    Extended to 3/31/05           Directors and Officers liability (second excess
                                                                                   layer)
                                                                                   *Full renewal process underway

St. Paul                                             Extended to 3/31/05           Directors and Officers liability (third excess
                                                                                   layer)
                                                                                   *Full renewal process underway

XL Specialty Insurance Company                       Extended to 3/31/05           Directors and Officers liability (fourth excess
                                                                                   layer)
                                                                                   *Full renewal process underway

Ing Seguros Commercial America                       March 18, 2005                Mexican General Liability
                                                                                   *Full renewal process underway

Ing Seguros Comercial America                        March 18, 2005                Mexican Auto Policy
                                                                                   *Full renewal process underway

Ing Seguros Comercial America                        October 1, 2005               Mexican Auto Policy

Hartford Fire Insurance Company                      August 15, 2005               Domestic Automobile Liability and Physical Damage
                                                                                   Coverage

Federal Insurance Company (Chubb)                    May 23, 2005                  Executive Protection Policies

XL Insurance (Bermuda)                               July 7, 2005                  Employment Practices Liability

Affiliated FM                                        August 15, 2005               Property Coverage

ING Commercial America, S.A.                         August 1, 2005                Property Coverage (Mexico)

Chubb Custom                                         August 19, 2012               Pollution Legal Liability

American International Aviation Agency, Inc. -       October 1, 2005               Aviation Hull & Liability
15% / XL Aerospace - 10% / Le Reunion Aerienne -
11% / AXA (AGL) - 5% /  Amlin (AGL) - 6%  /  Axis
(AGL) - 7.5% / St. Paul (AGL) - 2.5%  / Markel
(AGL) - 1.5%  / Swiss Re (AGL) - 4%  / Frankona
(AGL) - 15% / Allianz (AGL) - 5%  / Global
Aerospace, Inc.- 17.5%

Federal Aviation Administration                      August 31, 2005               Aviation Hull War Risks & War Third Party
                                                                                   Liability

Illinois National Insurance Company                  October 1, 2005               Premises, Products & Hangarkeepers

Illinois National Insurance Company                  October 1, 2005               Aircraft Hull and Liability

Ing Seguros Comercial America                        October 1, 2005               Public Liability Aircraft Policy

AIG                                                  December 14, 2005             Workers' Comp

The Insurance Company of the State of Pennsylvania   December 14, 2005             Casualty Program (Defense Base Act)

American Int'l Insurance Co.                         December 15, 2005             Puerto Rico Auto

                                                 Attachment C: Post Petition Bank Accounts


Bank Name             Bank Account #         Account Description          Legal Entity           Beginning Balance    Ending Balance
---------             --------------         --------------------         ------------          -------------------  ---------------

National City Bank    584979615              Ambassadair Fiduciary -      Ambassadair                   $1,000                  $860
                                             ARC debits/credits

National City Bank    198378                 Ambassadair credit card      Ambassadair                   14,527               (8,850)
                                             receipts, deposits

National City Bank    698307393              Outstation  SBN              ATA Airlines                     838                 1,121

Caribbean             23296308               Outstation  AUA              ATA Airlines                   6,965                 8,205
Mercantile Bank N.V.

SouthTrust Bank       30000006               Outstation - FLL             ATA Airlines                  13,808                15,485

Bank of America       1233185823 /           Outstation SEA, SFO, MCO,    ATA Airlines                 337,126               611,999
                      1233000909 /           LAX, SJC, DFW
                      1233000904 /
                      1000006268 /
                      1233401176 /
                      1235203716

US Bank               873792676              Outstation MSP, CID          ATA Airlines                  19,362                36,988

Banco-Popular         107-01620-6            Outstation SJU               ATA Airlines                  45,495                96,200

National City Bank    202206                 IND CTO, TBM, Corporate      ATA Airlines                  24,631                70,944
                                             Travel, GRP, AGY

National City Bank    109312                 ATA Airlines  Inc - Main     ATA Airlines                 625,346               901,116
                                             Disbursement - wires

                                             Foreign Coin                                                8,411                 8,100

Lloyds Bank           763409                 Checking - Foreign Payroll   ATA Airlines                   8,203                14,734

Bank One              02389-93               Outstation GRR, FNT          ATA Airlines                   8,365                21,187

Bank One              5690439                Outstation MDW, ORD, CHI,    ATA Airlines                 364,715               771,345
                                             TBM

Wachovia              14739239               Outstation SRQ               ATA Airlines                   4,551                 9,450

Fleet                 52743764               Outstation BOS               ATA Airlines                   6,768                13,680

Wells Fargo Bank      0832-884571            Outstation LAS               ATA Airlines                  57,841                57,811
Nevada

National City Bank    203195                 ATA Airlines  Inc - Tax      ATA Airlines                       -                 2,266
                                             Fiduciary

Lloyd's Bank          170424                 LGW Petty Cash               ATA Airlines                     599                   613

Bank of Hawaii        18023997               Outstation HNL, OGG          ATA Airlines                  88,481               152,704

Citibank              3813-7141              Outstation LGA               ATA Airlines                  53,652               125,736

Dresdner              5402815                D mark checking              ATA Airlines                 191,871               112,411

Bank One              700016621867           Payroll (mainly manual       ATA Airlines                  99,165                98,182
                                             checks)

BBVA-Bancomer, S.A.   442559773              Mexican Checking             ATA Airlines               (763,876)           (1,007,280)

Wells Fargo           0822-605440            Outstation PHX               ATA Airlines                  17,611                 38,19

Wachovia              3764120                Outstation PHL               ATA Airlines                   9,606                13,174

Royal Bank of Canada  100-535-4              Outstation NAS               ATA Airlines                   1,344                 1,336

National City Bank    196590                 ATA Airlines  Inc -          ATA Airlines                 112,074               103,898
                                             Captain Checks

National City Bank    7730034514             ATA Airlines Holdings Corp   ATA Holdings Corp            199,825                 (977)
                                             - Per Diem

Wachovia              13904573               Outstation MIA               ATA Airlines                   7,893                 9,770

                                       12

                                             Attachment C: Post Petition Bank Accounts - Cont.


Bank Name             Bank Account #         Account Description          Legal Entity          Beginning Balance     Ending Balance
---------             --------------         --------------------         ------------          -------------------   --------------
M&I (Marshall &       24083345               Outstation MKE, MSN          ATA Airlines                  14,027                18,719
Ilsley)

Key Bank              5001290152             Outstation DAY               ATA Airlines                   5,451                11,878

First American        6583021096             Outstation DSM               ATA Airlines                   7,076                 7,598

Citizens National                                                         ATA Airlines                       -                 1,052

JP MorganChase        910 2 772812           Travel Agency ACH            ATA Airlines                 165,210               165,210

US Bank               103655382945           Outstation DEN               ATA Airlines                  18,124                29,947

Citibank              40798686               Health Claims - CIGNA        ATA Airlines                   2,751                 2,751

National City Bank    884034141              Outstation SPI               ATA Airlines                   4,251                 4,907

Wachovia              14739271               Outstation PIE, RSW          ATA Airlines                  28,974                63,209

Wachovia              13890849               Outstation EWR, DCA, CLT     ATA Airlines                  38,765                66,533

Lloyd TSB USD         11257374                                            ATA Airlines                  26,484                26,484

Wachovia              11052757               Disability Claims            ATA Airlines                   6,785                23,883

BBVA-Bancomer, S.A.   132595923              Outstation GDL - USD         ATA Airlines                  73,378                97,654

BBVA-Bancomer, S.A.   132595842              Outstation GDL - MXP         ATA Airlines                 133,645               145,419

BBVA-Bancomer, S.A.   132595907              Outstation CUN - MXP         ATA Airlines                   8,907                 9,361

BBVA-Bancomer, S.A.   132595982              Outstation CUN - USD         ATA Airlines                  43,591                45,191

National City Bank    884153730              Outstation MLI               ATA Airlines                   6,854                 7,732

National City Bank    657391691              Outstation TOL               ATA Airlines                   3,849                 3,744

National City Bank    754213387              Outstation - LEX             ATA Airlines               1,293,078             1,293,078

JP MorganChase        475017986              Healthcare Claims - United   ATA Airlines                (299,814)            (366,311)
                                             Healthcare

BBVA-Bancomer, S.A.   137308310              Outstation PVR - USD         ATA Airlines                   3,873                 4,408

BBVA-Bancomer, S.A.   137303262              Outstation PVR - MXP         ATA Airlines                   1,751                 1,745

JP MorganChase        475018737              Flexible Spending Account    ATA Airlines                 160,483               128,090

National City Bank    658807273              Outstation PIT               ATA Airlines                   6,394                14,118

National City Bank    981092693              ATA Airlines  Inc - Payroll  ATA Airlines                 158,140               218,572

Trancentrix           N/A                    Foreign Payments                                        1,445,893             1,308,967

National City Bank    981094058              Outstation FWA               ATA Airlines                   1,165                     -

National City Bank    135597 & 7000000419    Main Disbursement - checks   ATA Holdings Corp.        (3,373,877)          (5,721,632)

National City         202031                 Deposits and Credit Card     Amber Tours                        -                     -
                                             receipts

National City Bank    203551                 ATA Airlines  Inc - Amber    Amber Travel                     912                   514
                                             Travel Fiduciary (ARC)

National City Bank    203564                 Deposits and Credit Card     Amber Travel                       -                     -
                                             receipts

Fifth/Third           1415486                ATA Airlines Cargo           ATA Cargo Inc                 11,096                29,032



                                       13

                                             Attachment C: Post Petition Bank Accounts - Cont.

Bank Name             Bank Account #         Account Description          Legal Entity           Beginning Balance    Ending Balance
---------             --------------         -------------------          ------------          -------------------   --------------

National City         204149                 Deposits and Credit Card     American Trans Air           (5,679)               (5,679)
                                             Receipts                     Execujet, Inc.

Regions               205133                 Operating/Disbursement       Chicago Express            (293,593)             (266,683)
                                             Account

Bank One              4273893                Depository  - Any money      Chicago Express               99,256               112,677
                                             received

Regions               205133                 Investment Sweep             Chicago Express              320,831               448,041

National City Bank    758014652              Petty cash - South Bend      Chicago Express                  407                   425

National City/US      0622608/4200778346     Investment Account           ATA Airlines             122,672,756           109,161,819
Bank/Morgan
Stanley/Union
Planters

Bank One                                     Money Market - Officer's     ATA Holdings                 547,425               654,532
                                             Salaries

                                             Money Market Fund            Washington Assurance         229,322               229,322



SPECIAL PURPOSE ACCOUNTS
First Indiana Bank    10101410               IRS Tax Trust                ATA Airlines               7,170,602             8,188,123

First Indiana Bank    10101423               PFC Trust                    ATA Airlines               2,903,396             3,344,617

First Indiana Bank    10101436               U.S. Gov't Trust             ATA Airlines               4,390,112             1,629,111
                                                                                                     ---------             ---------





                                                                            Bank Account Total:    139,598,247           123,418,562


                                                                              Petty Cash Total:         55,082                53,696
                                                                                                        ------                ------


                                                                                   Total Funds:    $139,653,329         $123,472,258
                                                                                                    ===========          ===========



*Bank account balances reflect general ledger balances. Negative balances are a result of recording expense when checks are written. These bank accounts are funded as checks clear.